SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - October 25, 2002

                                NSD BANCORP, INC.
             (Exact name of registrant as specified in its charter)



       Pennsylvania                   0-22124                   25-1616814
--------------------------------------------------------------------------------
State or other jurisdiction       (Commission File             (IRS Employer
      of incorporation)                Number)            Identification Number)







            5004 McKnight Road
         Pittsburgh, Pennsylvania                                 15237
  -------------------------------------                         ----------
 (Address of principal executive offices)                       (Zip Code)




       Registrant's telephone number including area code: (412) 231-6900
                                                          ---------------


                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                       Index to Exhibits Found on Page 5

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Item 1.  Changes in Control of Registrant.
         ---------------------------------
                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
                  Not Applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------
                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------
                  Not Applicable.

Item 5.  Other Events.
         -------------
         On October 25, 2002, the Issuer released a Press Release attached at
         Item 7 as Exhibit 99.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------
         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------
         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits:

               99 Press Release, of Registrant, dated October 25, 2002, re: NSD Bancorp, Inc. Releases Third Quarter Earnings



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Item 8.  Change in Fiscal Year.
         ----------------------
           Not Applicable.

Item 9.  Regulation FD Disclosure.
         -------------------------
          Not Applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NSD BANCORP, INC.
                                            (Registrant)


Dated: October 25, 2002                     /s/ Lloyd G. Gibson
                                            ---------------------------------
                                            Lloyd G. Gibson, President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)





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                                  EXHIBIT INDEX


                                                                 Page Number
                                                                 in Manually
Exhibit                                                         Signed Original
-------                                                         ---------------

 99     Press Release, of Registrant, dated October 25, 2002,
        re: NSD Bancorp, Inc. Releases Third Quarter Earnings






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                        Index to Exhibits Found on Page 5